                                                                          Page 5 of 34 Pages

                                           Aircraft Lease Portfolio Securitization
                                                   96-1 Pass Through Trust
                                                              RESTATEMENT dated 1.7.05
                                               Statement To Certificateholders

-------------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTIONS IN DOLLARS
-------------------------------------------------------------------------------------------------------------------------------
                                PRIOR                                                                                  CURRENT
            ORIGINAL        PRINCIPAL                                                       REALIZED    ACCRETED     PRINCIPAL
CLASS     FACE VALUE          BALANCE    INTEREST   PRINCIPAL   PREMIUM          TOTAL        LOSSES    INTEREST       BALANCE
-------------------------------------------------------------------------------------------------------------------------------

  A    25,000,000.00     7,856,598.69   15,925.98        0.00      0.00      15,925.98          0.00        0.00  7,856,598.69
  A    60,000,000.00    18,855,836.68   38,222.35        0.00      0.00      38,222.35          0.00        0.00 18,855,836.68
  A   160,673,000.00    50,493,730.91  102,355.00        0.00      0.00     102,355.00          0.00        0.00 50,493,730.91
  B    56,868,750.00    40,063,750.00  100,576.71        0.00      0.00     100,576.71          0.00        0.00 40,063,750.00
  B             0.00             0.00        0.00        0.00      0.00           0.00          0.00        0.00          0.00
  C    50,044,500.00    39,559,903.71  112,498.48        0.00      0.00     112,498.48          0.00        0.00 39,559,903.71
  D    40,945,500.00    34,022,700.00        0.00        0.00      0.00           0.00          0.00        0.00 34,022,700.00
 E-1   82,918,250.00    82,918,250.00        0.00        0.00      0.00           0.00          0.00        0.00 82,918,250.00
 E-2            0.00             0.00        0.00        0.00      0.00           0.00          0.00        0.00          0.00

-------------------------------------------------------------------------------------------------------------------------------
TOTALS 476,450,000.00  273,770,769.99  369,578.52        0.00      0.00     369,578.52          0.00        0.00 273,770,769.99
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                           FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                  PASS-THRU RATES
-------------------------------------------------------------------------------------------------------------------------------
                                PRIOR                                                        CURRENT
                            PRINCIPAL                                                      PRINCIPAL
CLASS      CUSIP              BALANCE    INTEREST   PRINCIPAL   PREMIUM          TOTAL       BALANCE   * CURRENT          NEXT
-------------------------------------------------------------------------------------------------------------------------------

A      02109PAA8           314.263948    0.637039    0.000000  0.000000       0.637039    314.263948   2.932500%     3.245000%
A      U02029AA1           314.263945    0.637039    0.000000  0.000000       0.637039    314.263945   2.932500%     3.245000%
A      02109PAE0           314.263945    0.637039    0.000000  0.000000       0.637039    314.263945   2.932500%     3.245000%
B      0219PAF7            704.494999    1.768576    0.000000  0.000000       1.768576    704.494999   3.512500%     3.825000%
B      U02029AB9             0.000000    0.000000    0.000000  0.000000       0.000000      0.000000   3.512500%     3.825000%
C      02109PAG5           790.494534    2.247969    0.000000  0.000000       2.247969    790.494534   3.912500%     4.225000%
D      02109PAH3           830.926475    0.000000    0.000000  0.000000       0.000000    830.926475  13.750000%    13.750000%
E-1    AL9601108         1,000.000000    0.000000    0.000000  0.000000       0.000000  1,000.000000  10.000000%    10.000000%
E-2    AL9601109             0.000000    0.000000    0.000000  0.000000       0.000000      0.000000  10.000000%    10.000000%

-------------------------------------------------------------------------------------------------------------------------------
SELLER:                                     N/A                                        ADMINISTRATOR:      Michele Voon
SERVICER:                         Babcock & Brown Limited                                                  Deutsche Bank
LEAD UNDERWRITER:                     Lehman Brothers                                                     4 Albany Street
RECORD DATE:                         November 30, 2004                                                  New York, NY 10006
DISTRIBUTION DATE:                   December 15, 2004                                 FACTOR INFORMATION:(800) 735-7777
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 © COPYRIGHT 2004 Deutsche Bank

                                                                          Page 6 of 34 Pages

                               Aircraft Lease Portfolio Securitization
                                       96-1 Pass Through Trust

                                   Statement To Certificateholders

-------------------------------------------------------------------------------------------------------
                                   ISSUE / COLLATERAL DETAIL REPORT
Distribution Date:  15-Dec-04
-------------------------------------------------------------------------------------------------------

1. COLLATERAL SUMMARY:

         1.1. DUE PERIOD     01-Nov-2004  to  30-Nov-2004

         1.2. ADDITIONAL REPORTED ITEMS

                    Initial Appraised Value of all Aircraft                       320,510,000.00

                    Aircraft Book Value                                           238,923,412.50

                    Rentals, Interest and Other Payments in Arrears                 439,275.00

                    Is there an existing Event of Default?                             YES      *

                    Number of Registration Defaults                                   0.00

                    Has an Enforcement Notice been Issued?                             NO

                    WFC Aircraft Sale Date                                            n/a

                    WFC Aircraft Payment Default Date                                 n/a

2. SUMMARY OF AVAILABLE FUNDS

         2.1. COLLECTIONS
              Interim deposits, withdrawals and transfers
                    Rents, Interest, Deferred Debt
                         & Other Lessee Payments                     1,280,337.00

                    Swap Receipts                                            0.00

                    Collections applied to excess aircraft
                         Maintenance Expenses                                0.00

                    Interim withdrawal of Defaulted Rent
                         from the Lease Maintenance
                         Reserve Account or the Lease
                         Security Deposit Account                            0.00

                    Transfer of Maintenance Reserve Receipts
                         to Lessee Funded Account                            0.00

                    Transfer of Security Deposit Receipts
                         to Lessee Funded Account                            0.00

                    Proceeds from sale or other disposition
                         of any Aircraft, Engine or other asset              0.00

                    Remaining Aircraft Purchase Account
                         funds after Aircraft Sale Date                      0.00
                                                                    ---------------------------
                                                           Sub Total:             1,280,337.00

              Payment Date deposits and transfers
                    Investment Earnings:
                         Collections Sub Account           35,196.00
                         Expense Account                       0.00
                         Aircraft Purchase Account             0.00
                         Class D Note Interest Reserve Account 0.00
                         Contingency Reserve Account       2,089.37
                         Maintenance Reserve Account           0.00
                         Security Deposit Account              0.00
                                                           -----------------------
                    Total Investment earnings for all accounts          37,285.37

                    Investment Earnings retained within
                         Maintenance Reserve Account           0.00
                    Investment Earnings retained within
                         Security Deposit Reserve Account      0.00
                                                           -----------------------
                                                                             0.00
                                                                    ---------------------------
                                                           Sub Total:             1,317,622.37

'* The company had insufficient funds to pay all of the interest  due  to the holders of the Class D Notes.  The arrears owed to Class D Noteholders for the Due Period are $8,950,309.40 See Item 1.2 Interest Amounts-Unpaid Balance D Note"
    below for total overdue interest owed to holders to Class D Notes.
-------------------------------------------------------------------------------------------------------
                                                                          © COPYRIGHT 2004 Deutsche Bank

                                                                          Page 7 of 34 Pages

                               Aircraft Lease Portfolio Securitization
                                       96-1 Pass Through Trust

                                   Statement To Certificateholders

-------------------------------------------------------------------------------------------------------
                                   ISSUE / COLLATERAL DETAIL REPORT
Distribution Date:  15-Dec-04
-------------------------------------------------------------------------------------------------------

2. SUMMARY OF AVAILABLE FUNDS (cont.)

         2.1. COLLECTIONS (cont.)
                    After Enforcement Notice or Disposition of Last
                         Aircraft Lessee Funded Account Transfers            0.00

                    After Enforcement Notice, Aircraft
                         Purchase Acct. funds                                0.00

                    Remaining amounts in the Aircraft
                         Purchase Account transferred due to
                         WFC Aircraft Delivery Termination Date or
                         WFC Aircraft Payment Default Date                   0.00
                                                                    ---------------------------
                                                Sub Total:                        1,317,622.37

              Other Miscellaneous amounts
                    For any aircraft which has undergone a
                         total loss or for which the lease
                         has been sold, conveyed or transferred:
                             Available Maintenance Reserves Amount           0.00
                             Available Security Deposit Amount               0.00

                    Miscellaneous Other Proceeds                             0.00
                                                                    ---------------------------
       Available Collections transferred to the Transaction Account:              1,317,622.37
                                                                    ===========================

              Reserve Account transfers
                    Maintenance Reserve Amount withdrawals
                         from the Collection Sub-Account                     0.00
                    Liquidity Reserve Amount withdrawals
                         from the Collection Sub-Account                85,629.51
                    Amounts withdrawn from the Class D
                         Interest Reserve Sub-Account                        0.00
                    Amounts withdrawn from the Contingency
                         Reserve Sub-Account                                 0.00
                                                                    ---------------------------
             Total Amounts transferred to the Transaction Account:                1,403,251.88
                                                                    ===========================

         2.2. PAYMENTS FROM TRANSACTION ACCOUNT

         *          Required Expense Amount plus Additional
                        Company Expenses, Fees and Taxes             1,033,673.36
                    Amounts transferred to the Collection
                        Account for Maintenance Reserve Amount               0.00
                    Swap Payments due to Swap Provider                       0.00
                    Amounts transferred to the Collection
                        Account for Liquidity Reserve Amount                 0.00
                    Amounts transferred to the Class D
                        Note Interest Reserve Account                        0.00
                    Aggregate Swap Breakage Costs                            0.00
                    Current plus prior unpaid Annual Dividends               0.00
                    Deposit to the Lessee Funded Account for funds
                        previously transferred from the Lessee
                        Funded Account according to Clause
                        7.07(a)(iv) of the Deed of Charge.                   0.00
                                                                    ---------------------------
                                                                                  1,033,673.36

                    Payments to Noteholders                                         369,578.52
                                                                    ---------------------------
                       Total payments from the Transaction Account:               1,403,251.88
                                                                    ===========================

         *          Monthly withdrawal from Collection
                         Account for Carotene Account                   11,658.90

                    **   Collections amount adjusted by  $ 1175.88  for interest
                         underpayment in 200409 & 200410 periods

                    ***   Expenses amount includes withholding tax
                          adjustment of $ 9192.76 for 200312 period

-------------------------------------------------------------------------------------------------------
                                                                         © COPYRIGHT 2004 Deutsche Bank

                                                                          Page 8 of 34 Pages

                                  Aircraft Lease Portfolio Securitization
                                          96-1 Pass Through Trust

                                      Statement To Certificateholders

-------------------------------------------------------------------------------------------------------------
                                     CERTIFICATE PAYMENTS DETAIL REPORT
Distribution Date:   15-Dec-04
-------------------------------------------------------------------------------------------------------------

1. PAYMENT CALCULATIONS SUMMARY:

       1.1. INDICES
               Current LIBOR Index Rate                                                          2.0625%
               Next LIBOR Index Rate                                                             2.3750%

       1.2. INTEREST AMOUNTS
                        ---------------------------------------------------------
                         CLASS        ACCRUED and UNPAID INTEREST AMOUNTS
                                -------------------------------------------------
                                     Note          Other (1)          Total
                        ----------------------  ----------------  ---------------
                        A Note      156,503.33      1,140,217.12    1,296,720.45
                        B Note      100,576.71        508,783.06      609,359.77
                        C Note      112,498.48        490,878.61      603,377.09
                        D Note    8,950,309.40      1,823,004.01   10,773,313.41
                        E Note   56,851,637.43              0.00   56,851,637.43
                        ----------------------  ----------------  ---------------
                                 66,171,525.35      3,962,882.80   70,134,408.15
                                -------------------------------------------------

                        ---------------------------------------------------------
                         CLASS                   UNPAID BALANCE
                                -------------------------------------------------
                                     Note          Other (1)          Total
                        ----------------------  ----------------  ---------------
                        A Note            0.00      1,140,217.12    1,140,217.12
                        B Note            0.00        508,783.06      508,783.06
                        C Note            0.00        490,878.61      490,878.61
                        D Note    8,950,309.40      1,823,004.01   10,773,313.41
                        E Note   56,851,637.43              0.00   56,851,637.43
                        ----------------------  ----------------  ---------------
                                 65,801,946.83      3,962,882.80   69,764,829.63
                                -------------------------------------------------

                 Notes: (1) 'Other' includes Step-Up, Default and Additional Interest.
                             Reflects previously unreported Default Interest on
                             Class D for January 2003 through November 2003
                             payment dates of $311, 874.75.

       1.3. PRINCIPAL AMOUNTS
                        -------------------------------------------------------------------------
                         CLASS      Target          Target         Additional     Target Amount
                                   Balance          Amount          Principal       Shortfall
                        -------------------------------------------------------------------------
                        A Note           (0.00)    77,206,166.28            0.00   77,206,166.28
                        B Note   40,063,750.00              0.00            0.00            0.00
                        C Note   35,256,100.00      4,303,803.71            0.00    4,303,803.71
                        D Note   28,845,900.00      5,176,800.00            0.00    5,176,800.00
                        -------------------------------------------------------------------------
                                                   86,686,769.99            0.00   86,686,769.99
                                               --------------------------------------------------

       1.4. OTHER AMOUNTS
               a) Class D Note Unpaid Makewhole Premium Amount                              0.00

               b) Class E Contingent Interest Amount                                        0.00

               c) Unpaid Annual Dividends Balance                                       4,500.00

-------------------------------------------------------------------------------------------------------------
                                                                               © COPYRIGHT 2004 Deutsche Bank

                                                                          Page 9 of 34 Pages

                                         Aircraft Lease Portfolio Securitization
                                                 96-1 Pass Through Trust

                                             Statement To Certificateholders

---------------------------------------------------------------------------------------------------------------------------
                                                 ADDITIONAL ITEMS REPORT
Distribution Date:    15-Dec-04
---------------------------------------------------------------------------------------------------------------------------

1. ACCOUNT ACTIVITY SUMMARY:
       Note: Amounts reflect activity which has occured during the relevant Due Period, as well as transfers resulting from the current Payment Date.

       ============================================================================================================
       Name                                   Prior Balance     Deposits    Withdrawals   Adjustments    Balance
       ============================================================================================================
       COLLECTION ACCOUNT
           Collections Sub-Account             22,191,000.00   1,317,622.37 1,403,251.88          0.00 22,105,370.49
            Expense Sub-Account                         0.00   1,022,014.46 1,022,014.46          0.00        0.00
            Aircraft Purchase Sub-Account               0.00           0.00         0.00          0.00        0.00
            Class D Note Interest
                 Reserve Sub-Account                    0.00           0.00         0.00          0.00        0.00
            Contingency Reserve Sub-Account     1,400,000.00       2,089.37     2,089.37          0.00 1,400,000.00
                                              ---------------------------------------------------------------------
                                      TOTALS:  23,591,000.00   2,341,726.20 2,427,355.71          0.00 23,505,370.49

       LESSEE FUNDED ACCOUNT
            Segregated Maintenance
                 Reserve Sub-Account                    0.00           0.00         0.00          0.00        0.00
            Segregated Security
                 Deposit Sub-Account                    0.00           0.00         0.00          0.00        0.00
                                              ---------------------------------------------------------------------
                                      TOTALS:           0.00           0.00         0.00          0.00        0.00

         Liquidity Reserve Amount                                                        22,191,000.00
         Amounts held in respect of the Liquidity Reserve
             Amount within the Collection Account                                        22,105,370.49
         Surplus/(Shortfall)                                                                (85,629.51)

2. MISCELLANEOUS:

       2.1. AIRCRAFT DETAILS

       --------------------------------------------------------------------------------------------------------------------
         Aircraft      Aircraft   Avg. Appraised     Date         Aircraft       Event         Event      Sale / Insurance
          Lessee     Serial Number  Value (1)     Appraised      Book Value       Date     Description (2)    Proceeds
       --------------------------------------------------------------------------------------------------------------------

            N/A           127              0.00  30-Jun-2004             0.00   8/2/1999         S          5,525,217.00
            N/A           283              0.00  30-Jun-2004             0.00  12/20/2002        S         20,757,041.00
            N/A          11287             0.00  30-Jun-2004             0.00   7/2/1999         S         12,646,518.00
            N/A          22381             0.00  30-Jun-2004             0.00  7/24/1997         S         35,000,000.00
          Asiana         23869    13,860,000.00  30-Jun-2004    17,444,924.44                                       -
       Travel Service    23870    14,540,000.00  30-Jun-2004    17,955,769.44                                       -
       Skynet Airlines   24519    14,990,000.00  30-Jun-2004    18,617,909.44                                       -
       China Southern    24898    13,340,000.00  30-Jun-2004    16,267,632.50                                       -
            N/A          24914             0.00  30-Jun-2004             0.00  10/1/2002         S         11,577,067.00
        Air Canada       24952    37,680,000.00  30-Jun-2004    50,678,495.00                                       -
        Air Canada       25000    37,170,000.00  30-Jun-2004    50,730,802.50                                       -
       Air 2000(First
        Choice Airways)  25054    23,630,000.00  30-Jun-2004    32,796,802.50                                       -
         Meridiana       49785    10,510,000.00  30-Jun-2004    17,159,680.00                                       -
       Allegian Air      49786    10,900,000.00  30-Jun-2004    17,271,396.67                                       -
       --------------------------------------------------------------------------------------------------------------------
                                 --------------                ---------------                             -------------
                                 176,620,000.00                238,923,412.50                              85,505,843.00
                                 --------------                ---------------                             -------------

              Notes: (1) Appraised Values have been provided by: Avitas Inc.,
                         Aircraft Information Services Inc. and BK Associates Inc.
                     (2) Event Description Key:  S = sold, L = loss and PDE = Premium Disposition Event.
                     (3) Aircraft Best Value is currently in review.

       2.2. AMENDMENTS TO THE LIST OF NON-ACCEPTABLE COUNTRIES
                     None

---------------------------------------------------------------------------------------------------------------------------
                                                                                             © COPYRIGHT 2004 Deutsche Bank